Exhibit 99.1
Hercules Offshore
Monthly Rig Fleet Status Report
as of
March 22, 2011

						Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 120	120' — MC, TD	GOM	Shipyard			05/20/11	Scheduled downtime for ABS 5-year special survey/repairs for approximately 88 days starting in February 2011
				Chevron	35-37	41	06/30/11
2	Hercules 150	150' — ILC, TD	GOM	Hilcorp	32-34	6	03/28/11
				Hilcorp	39-41	100	07/06/11	Scheduled downtime for repairs for approximately 14 days starting in mid-July 2011
3	Hercules 173	173' — MC, TD	GOM	Chevron	35-37	100	06/30/11	Scheduled downtime for ABS 5-year special survey/repairs for approximately 30 days starting in May 2011
4	Hercules 200	200' — MC, TD	GOM	Apache	33-35	12	04/03/11	Scheduled downtime for ABS 5-year special survey/repairs for approximately 21 days starting in April 2011
5	Hercules 201	200' — MC, TD	GOM	Chevron	35-37	49	05/10/11	Rig substitution for Hercules 120 during scheduled ABS special survey/repairs. Previous contract ended March 11, 2011.
6	Hercules 202	200' — MC, TD	GOM	W&T Offshore	32-34	1	03/23/11
					36-38	63	05/25/11
7	Hercules 204	200' — MC, TD	GOM	Shipyard			03/28/11	Scheduled downtime for ABS 5-year special survey/repairs for approximately 60 days starting in late January 2011
8	Hercules 205	200' — MC, TD	GOM	Prime	35-37	14	04/05/11
9	Hercules 251	250' — MS, TD	GOM	Ready Stacked
10	Hercules 253	250' — MS, TD	GOM	ADTI/Contango	32-34	20	04/11/11	Contract commenced February 20, 2011
11	Hercules 350	350' — ILC, TD	GOM	Chevron	73-75	100	06/30/11
					Average	46	days
12	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
13	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
14	Hercules 78	Submersible, TD	GOM	Cold Stacked 01/09
15	Hercules 85	85' — ILS, TD	GOM	Cold Stacked 01/09
16	Hercules 101	100' — MC, TD	GOM	Cold Stacked 01/09
17	Hercules 152	150' — MC, TD	GOM	Cold Stacked 05/09
18	Hercules 153	150' — MC, TD	GOM	Cold Stacked 01/09
19	Hercules 203	200' — MC, TD	GOM	Cold Stacked 06/09
20	Hercules 206	200' — MC, TD	GOM	Cold Stacked 12/09
21	Hercules 207	200' — MC, TD	GOM	Cold Stacked 01/09
22	Hercules 211	200' — MC Workover	GOM	Cold Stacked 01/09
23	Hercules 250	250' — MS, TD	GOM	Cold Stacked 12/09
24	Hercules 252	250' — MS, TD	GOM	Cold Stacked 05/09
25	Hercules 257	250' — MS, TD	GOM	Cold Stacked 07/10

Hercules Offshore
Monthly Rig Fleet Status Report
as of
March 22, 2011

						Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore

1	Hercules 170	170' — ILC, TD	Bahrain	Warm Stacked
2	Hercules 156	150' — ILC, TD	Bahrain	Cold Stacked
3	Hercules 185	150' — ILC, TD	Gabon	CABGOC	59-61	1,057	02/11/14	Underwater inspection for five days in July 2011
4	Platform 3	Platform, TD	Mexico	PEMEX	54-56	33	04/24/11
5	Hercules 258	250' — MS, TD	India	ONGC	109-111	74	06/04/11
6	Hercules 260	250' — ILC, TD	India	ONGC	142-144	16	04/07/11	Underwater inspection for seven days in April 2011
7	Hercules 208	200' — MC, TD	Malaysia	Murphy	109-111	157	08/26/11
8	Hercules 261	250' — ILC, TD	Saudi Arabia	Saudi Aramco	136-138	192	09/30/11	Underwater inspection for 60 days in November 2011
9	Hercules 262	250' — ILC, TD	Saudi Arabia	Saudi Aramco	127-129	192	09/30/11	Underwater inspection for seven days in November 2011
					Average	215	days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
March 22, 2011

Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges

1	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	Marlin	20-22	49	05/10/11	Contract commenced March 20, 2011; Previously contracted to Davis Petroleum from February 25 - March 10 at $20-22K dayrate
2	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	TPIC	19-21	25	04/16/11	Contact commenced March 22
3	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	McMoran	25-27	33	04/24/11
					Average	36	days

4	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 55	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16	Hercules 57	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
17	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract while rigs described as “Ready Stacked” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are full contract operating dayrates, although the average dayrate over the term of the contract will be lower and could be substantially lower. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure. In certain cases under our Inland Barge contracts dayrates include revenue for other vessels and services provided by Delta Towing. The dayrates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project, subject to the satisfaction of regulatory and permitting requirements that are in effect.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
February 28, 2011

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments
Gulf of Mexico
230	2	2	$23,835	21	38%
170-215	4	4	13,720	42	38%	Two vessels in drydock in February and March
140-150	6	6	7,764	58	35%	Two vessels in drydock in February and one vessel in drydock in March
120-130	14	13	5,990	190	52%	Three vessels in drydock in February and one vessel in drydock in March
105	15	13	4,694	93	26%	Three vessels in drydock in February and one vessel in drydock in March; One additional vessel coldstacked in March

Sub-total/Average	41	38	$7,678	404	38%

International
230-260	2	2	$54,483	25	45%
170-215	7	7	41,498	136	69%	One vessel in drydock in February and three vessels in drydock in March
140-150	4	4	15,029	112	100%
120-130	7	7	12,054	136	69%	Two vessels in drydock in February
105	4	3	10,727	60	71%	One vessel in drydock in March

Sub-total/Average	24	23	$23,394	469	73%

Total/Average	65	61	$16,121	873	51%

(1)	Actively marketed liftboats excludes three GOM cold-stacked liftboats and one Nigeria cold-stacked liftboat.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by the continued delays in obtaining drilling permits in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, our ability to renew or extend our long-term international contracts, or enter into new contracts, at current dayrates when such contracts expire, the potential inability of our customers to obtain drilling permits that would cover the entire duration of our contracts in the U.S. Gulf of Mexico or otherwise satisfy regulatory requirements that may be then in effect, operational difficulties, shipyard and other delays, government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.